                     SUPPLEMENT DATED JULY 17, 1998 TO THE

                       PROSPECTUS DATED FEBRUARY 19, 1998
                         VKAC SENIOR FLOATING RATE FUND

    The Board of Trustees (the "Board") of the Fund listed above (the "Fund") recently approved changing the name of the Fund. The Fund's name change coincides with recent name changes affecting the Fund's investment adviser, administrator, distributor and shareholder service/transfer agent. As shown below, each of these Van Kampen-related service providers is truncating or changing its name to coordinate and simplify the investment company operations under the Van Kampen brand name. Likewise, the Board approved similarly changing the names of the existing Van Kampen American Capital retail open-end funds and the existing Morgan Stanley retail open-end funds which are serviced by these Van Kampen-related service providers also to emphasize the Van Kampen brand name and better coordinate the Van Kampen family of funds.

    Effective July 17, 1998, all references in the attached prospectus to the names of Van Kampen-related service providers (and their parent) and the Fund name will refer to the new names shown in the schedule below.

       CURRENT SERVICE PROVIDER NAME                  NEW SERVICE PROVIDER NAME
       -----------------------------                  -------------------------
Van Kampen American Capital, Inc.            Van Kampen Investments Inc.
Van Kampen American Capital Investment       Van Kampen Investment Advisory Corp.
 Advisory Corp.
Van Kampen American Capital Distributors,    Van Kampen Funds Inc.
 Inc.
ACCESS Investor Services, Inc.               Van Kampen Investor Services Inc.

               CURRENT NAME                                   NEW NAME
-------------------------------------------  -------------------------------------------
Van Kampen American Capital Senior Floating  Van Kampen Senior Floating Rate Fund
 Rate Fund

                                                                     SNLSPT  798